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                                                                    Exhibit 99.2
                                                                   Tiffany & Co.
                                                             Report on Form 10-K



Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
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     In connection with the Annual Report of Tiffany & Co. (the "Company") on
Form 10-K for the period ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James N. Fernandez, as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 8, 2003


                                            /s/ JAMES N. FERNANDEZ
                                      ------------------------------------
                                            James N. Fernandez
                                            Executive Vice President and
                                            Chief Financial Officer